APRIL 8, 2022

© 2022 Designer Brands All rights reserved.2 FORWARD LOOKING STATEMENTS This presentation contains statements concerning our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry and other statements that are not historical facts. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential," "may," "will," "should," "would," "approximately," "plans," "estimates," "anticipates," "targets” or the negative version of those words or other comparable words. These statements are based on the Company's current views and expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: risks and uncertainty related to the ongoing coronavirus ("COVID-19") pandemic, any future COVID-19 resurgence, and any other adverse public health developments; uncertain general economic conditions, including inflation and supply chain pressures, domestic and global political and social conditions and the potential impact of geopolitical turmoil or conflict, and the related impacts to consumer discretionary spending; our ability to anticipate and respond to fashion trends, consumer preferences and changing customer expectations; maintaining strong relationships with our vendors, manufacturers, licensors, and retailer customers; risks related to losses or disruptions associated with our distribution systems, including our distribution centers and fulfillment center and stores, whether as a result of the COVID-19 pandemic, reliance on third-party providers, or otherwise; our reliance on our loyalty programs and marketing to drive traffic, sales and customer loyalty; failure to retain our key executives or attract qualified new personnel; risks related to the loss or disruption of our information systems and data and our ability to prevent or mitigate breaches of our information security and the compromise of sensitive and confidential data; our ability to protect our reputation and to maintain the brands we license; risks related to restrictions imposed by our credit facility that could limit our ability to fund operations; our competitiveness with respect to style, price, brand availability and customer service; our ability to provide customers with cost-effective shopping platforms; risks related to our international operations, including international trade, our reliance on foreign sources for merchandise, exposure to political, economic, operational, compliance and other risks, and fluctuations in foreign currency exchange rates; our ability to protect the health and safety of our associates and our customers, which may be affected by current or future government regulations related to stay-at-home orders and/or orders related to the operation of non-essential businesses; our ability to comply with privacy laws and regulations, as well as other legal obligations; and uncertainty related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. Risks and other factors that could cause our actual results to differ materially from our forward-looking statements are described in the Company's latest Annual Report on Form 10-K or other reports filed with the Securities and Exchange Commission. All forward-looking statements included herein are only made as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, including any financial targets and estimates, whether as a result of new information, future events, or otherwise.

© 2022 Designer Brands All rights reserved.3 TODAY’S PRESENTERS Christina Jackson Leader of Diversity, Equity & Inclusion, DBI Jared Poff Chief Financial Officer, DBI Roger Rawlins Chief Executive Officer, DBI Jim Weinberg EVP & Chief Merchandising Officer, DSW Julie Roy SVP & Chief Marketing Officer, DSW Bill Jordan President & Chief Growth Officer, DBI Sarah Rosen SVP Marketing & Communications, Camuto Group

Roger Rawlins, Chief Executive Officer 4

5

© 2022 Designer Brands All rights reserved.6 WHO WE WERE 1 Unparalleled Number of Brands 20+ years of creating value by building award-winning retail dominance, infrastructure, and scale 2 Significant Retail Footprint Coast to Coast 3 Loyalty Program

© 2022 Designer Brands All rights reserved.7 WHY WE HAD TO EVOLVE Value creation in traditional retailing diminished over last 10 years Since 2011, 5 retail groups acquired 20% of market Technology Drove Changes in Customer Behavior Brands Have Gone Direct-to-Consumer 0.2% 11.7%5.9%1.5%0.7% Brands DTC

© 2022 Designer Brands All rights reserved.8

© 2022 Designer Brands All rights reserved.9 DESIGNER BRANDS TODAY 1 Brand Focused • Producing Owned Brands • National Brand Partners 2 Customer First 3 Significant Footprint Provides DTC Infrastructure

© 2022 Designer Brands All rights reserved.10 HOW WE WILL GROW Customer Focus Brand Building Speed & Efficiency

© 2022 Designer Brands All rights reserved.11 LEVERAGING KEY CAPABILITIES TO DRIVE GROWTH Doubling sales of Owned Brands in all channels Maintaining sales in National Brands

© 2022 Designer Brands All rights reserved.12 TRANSFORMED, DIFFERENTIATED, UNIQUE Leading with Owned Brands: Transformed from retailer to brand builder Evolving partnerships with National Brands through value add and must have capabilities Knowing our nearly 30M customers like our best friends: Leveraging data analytics from omni-channel Delivering shareholder value through topline growth, margin expansion, and cash generation

Julie Roy, Chief Marketing Officer for DSW 13

14 © 2022 Designer Brands All rights reserved. Customer We know WHO YOU ARE We know WHAT YOU WANT We design FOR YOU We meet you WHERE YOU ARE

© 2022 Designer Brands All rights reserved.15

16 © 2022 Designer Brands All rights reserved. Capturing Target Customers Contextual Considerations Purchase Motivators Media Consumption Interests & Preferences Channel Engagement & Footwear Preferences Category Engagement Demographics

© 2022 Designer Brands All rights reserved.17 CAPTURING OUR TARGET CUSTOMERS Vince Camuto Mix No. 6 Married Female Working Professional Well Above Average HHI Inspiration from: Older Gen-Z/Young Millennial College Student/Young Professional No Kids, Lower HHI Focused on: Trend, Style, Quality, Comfort, & Fit Affordable Luxury Cooking Brunching Vacation Getaways Focused on: Style & Trend: Favoring Trendy Brands with Attainable Price Points Engaging socially on: Beauty Music Gaming Influencers Customer Reviews Fit Rating FOMO Social Validation

18 © 2022 Designer Brands All rights reserved. Engaging with consumers how and where they spend their time

© 2022 Designer Brands All rights reserved.19

Experts at attracting new customers 20 © 2022 Designer Brands All rights reserved.

© 2022 Designer Brands All rights reserved.21 DRIVING RECORD CUSTOMER ACQUISITION Increase in Loyalty Members Enrolled Annually 2017 to 2021 56%

© 2022 Designer Brands All rights reserved.22 ~87% of demand Nearly 30M members Over 30% of members for 10+ years Award-winning program

© 2022 Designer Brands All rights reserved.23 ~87% of demand Nearly 30M members Over 30% of members for 10+ years Award-winning program 43% Greater spend from customers that buy an Owned Brand at DSW

© 2022 Designer Brands All rights reserved.24 INCREASING CUSTOMER SATISFACTION “Ever since my daughter-in-law introduced me to DSW, that is the only shoe store I go to, and it’s been over 10 years!” “There is legitimately no other shoes place on this Earth that cares for you and gives back to others like DSW does.” “I bought Vince Camuto ten years ago and the experience and quality then to now is the same. Thank you for the consistency in your brand. Vince is walking me from my twenties to my marriage … it’s poetic. Thank you for all the great date shoes and my I Do shoes.” 9/10 NPS Customer Satisfaction Score

© 2022 Designer Brands All rights reserved.25 ALWAYS focused on enhancing our capabilities to better serve our customer … and power our DTC growth Omni Capabilities & Experience Loyalty Brand BuildingPersonalization

© 2022 Designer Brands All rights reserved.26 WAREHOUSE REIMAGINED Marrying $1B digital platform with omni-led store redesign Optimize capacity Amplify brands Deliver an elevated omni-channel experience Create ease & convenience

Jim Weinberg, Chief Merchandising Officer, DSW Sarah Rosen, SVP Marketing & Communications, Camuto Group 28

© 2022 Designer Brands All rights reserved.29

© 2022 Designer Brands All rights reserved.30 LEVERAGING KEY CAPABILITIES TO DRIVE GROWTH Doubling sales of Owned Brands in all channels Maintaining sales in National Brands

© 2022 Designer Brands All rights reserved.31 SPRING 2022 CAMPAIGN

© 2022 Designer Brands All rights reserved.32 DON’T LOOK IN THE REARVIEW MIRROR. FOCUS ON THE ROAD AHEAD. TAKE THE WHEEL. TAKE CHARGE. BELIEVE. BE YOU. BE INVINCIBLE.

© 2022 Designer Brands All rights reserved.33

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© 2022 Designer Brands All rights reserved.35 + ++ =Attention to detail, expert craftsmanship & inspired style for every occasion CRAFT/QUALITY/STYLE VALUE PROPOSITION Content “I’m passionate about creating a product that infuses great style & comfort with unparalleled value.” —Vince Camuto HERITAGE AUTHENTIC STORY Content IT'S TIME TO LIVE INVINCIBLE! Bold designs that boost confidence, encourage creativity & promote fashion choice ASPIRATIONAL CAMPAIGN MESSAGE Content To inspire everyone to express their best selves, one shoe at a time SELF-EXPRESSION BRAND MISSION Content To become the world’s most-beloved fashion footwear brand BELOVED! BRAND VISION Status WHAT SETS VINCE CAMUTO APART? OUR FORMULA.

© 2022 Designer Brands All rights reserved.36 CRAFT/QUALITY/STYLE CONTENT EXPERT CRAFTSMANSHIPPREMIUM QUALITY ALWAYS DESIGNED

© 2022 Designer Brands All rights reserved.37 HERITAGE CONTENT OUR LEGACY RICH INSPIRATION VC ATELIER/EXCLUSIVES

© 2022 Designer Brands All rights reserved.38 ASPIRATIONAL CONTENT AD CAMPAIGN VIDEO BEHIND-THE-SCENES

© 2022 Designer Brands All rights reserved.39 SELF-EXPRESSION CONTENT INFLUENCER/CELEB TREND AUTHORITY OCCASION & EVERYDAY

BRAND-BUILDING MEDIA Amplify INVINCIBLE messaging & acquire NEW customers with a full funnel strategy. EXPAND OUR REACH BUILD NEW AUDIENCES LEAD WITH VIDEO TEST NEW PARTNERS BRAND STORY ACROSS-CHANNELS 40

© 2022 Designer Brands All rights reserved.41 BRAND SOCIAL PRESENCE Brand storytelling, style inspiration & dynamic audience engagement. ALWAYS-ON INVINCIBLE INSPIRATION LIVE SELLING, Q&As, TAKEOVERS STAND OUT WITH VIDEO TEST & REACT PRODUCT & LIFESTYLE CONTENT GROW FOLLOWING & AUDIENCE REINFORCE BRAND LOVE & LOYALTY

© 2022 Designer Brands All rights reserved.42 INFLUENCER MARKETING Amplify INVINCIBLE story through trusted voices & deliver VC inspiration to millions of followers. BUILD NEW AUDIENCES AT SCALE ESTABLISH #INVINCIBLEVC COMMUNITY DOMINATE FASHION LANDSCAPE PROMOTE SELF EXPRESSION, DIVERSITY & INCLUSION EXPAND FOOTPRINT ACROSS CHANNELS

© 2022 Designer Brands All rights reserved.43 CELEBRITY PARTNERSHIPS Reach new audiences & drive brand building buzz via gifting & partnerships. ALIGN VC WITH OF-THE-MOMENT TALENT LEVERAGE RELEVANT AUDIENCES AT SCALE BUILD BRAND AWARENESS DRIVE ENGAGEMENT & CONSIDERATION REINFORCE BRAND LOVE & LOYALTY

ENTER TO WIN LISTEN NOW EXPERIENTIAL GIFTING INVINCIBLE campaign comes to life through a memorable, music-themed experience. RECORD PLAYER INVINCIBLE-THEMED PLAYLIST DRIVE EMOTIONAL BRAND CONNECTION & CONTENT GENERATION FUEL BRAND AMBASSADORS CELEBRITY, VIP, INFLUENCER & STYLISTS EXTEND TO CUSTOMER SOCIAL, SITE & EMAIL INTEGRATION 44

INVINCIBLE NYC SPRING POP-UP


MEATPACKING DISTRICT, NYC
Invincible
VINCE CAMUTO

Dynamic event to generate buzz, drive awareness & brand conversation.

INVINCIBLE CAMPAIGN COMES TO LIFE: APRIL 7-9

IRL IMMERSIVE BRAND EXPERIENCE

EMOTIONAL BRAND CONNECTION WITH INVINCIBLE-THEMED ACTIVATIONS

VIP, CELEB & PUBLIC DAYS

DRIVE BRAND INTEREST, ENGAGEMENT & DISCOVERY


Invincible

PRODUCT DISPLAY


Invincible

LED CATWALK


Invincible

INTERACTIVE ACTIVY


Invincible

MASTER CLASSES


Invincible
VINCE CAMUTO

INVINCIBLE SWAG


Invincible

INVINCIBLE MIRROR

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VC SHOP-IN-SHOPS QR CODE ASSOCIATE ENGAGEMENT & BRAND STORYTELLING ENHANCED SUPPORT EMAIL, SOCIAL, PDP ALTS & SITE CONTENT EXCLUSIVE CAMPAIGN IMAGERY OUR DTC APPROACH SHOP NOW 46

WHOLESALE MARKETING

DILLARD'S



Dillard's
Vince Camuto
VINCE CAMUTO
Dillard's
Vince Camuto
Add To Bag

EXCLUSIVE CAMPAIGN IMAGERY

MONTHLY EMAILS, SOCIAL, PDP ALTS

BRAND TRAINING GUIDES

CUSTOM INFLUENCER CAMPAIGNS

NORDSTROM



Invincible
VINCE CAMUTO
About Vince Camuto
Shop by Category
Instagram
nordstrom
Sponsored
Invincible
VINCE CAMUTO
Shop now
nordstrom Shop the Vince Camuto Brelanie sandal!
Vince Camuto spring styles now live!

NORDSTROM MEDIA NETWORK

BRAND PAGE LAUNCH

PAID SOCIAL CAMPAIGN

INFLUENCER CONTENT

AMAZON



VINCE CAMUTO
Invincible
About Vince Camuto
Invincible
VINCE CAMUTO
Product name and Description
0000
$00.00 prime
Add to Cart

A+ CONTENT

PAY-PER-CLICK ADS

DISPLAY ADS

VINE CUSTOMER REVIEWS

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© 2022 Designer Brands All rights reserved.48 THIS IS OUR APPROACH ACROSS ALL OUR OWNED BRANDS

© 2022 Designer Brands All rights reserved.49

© 2022 Designer Brands All rights reserved.51

© 2022 Designer Brands All rights reserved.52

© 2022 Designer Brands All rights reserved.53

© 2022 Designer Brands All rights reserved.54 HUSH PUPPIES

© 2022 Designer Brands All rights reserved.55 LEVERAGING KEY CAPABILITIES TO DRIVE GROWTH Doubling sales of Owned Brands in all channels Maintaining sales in National Brands

© 2022 Designer Brands All rights reserved.56

© 2022 Designer Brands All rights reserved.57

© 2022 Designer Brands All rights reserved.58

© 2022 Designer Brands All rights reserved.59

© 2022 Designer Brands All rights reserved.60

© 2022 Designer Brands All rights reserved.61 WELL-POSITIONED FOR THE FUTURE

Bill Jordan, President & Chief Growth Officer, DBI 62

© 2022 Designer Brands All rights reserved.63 SPEED & EFFICIENCY Sourcing Supply Chain

© 2022 Designer Brands All rights reserved.64 SOURCING VISION Speed in Design Cycle Country Diversification Sustainability AUC Decrease Eliminate 2 months in production cycle Decrease overall exposure to China Provide alternative factory options to protect against global events Expand test and learn capabilities in order to quickly capitalize on trends Sourcing

© 2022 Designer Brands All rights reserved.65 SUSTAINABILITY Sourcing What We Have Added 3D Technology

© 2022 Designer Brands All rights reserved.66 AUC DECREASE *AUC includes mix changes. Actual AUC's will be calculated by brand/class to ensure we get the 10% savings. 19.4 23.2 Pairs Plan 2021A 2024E ~20% AUC* Plan 2021A 2024E (10%) Sourcing Pairs l UC*

© 2022 Designer Brands All rights reserved.67 SUPPLY CHAIN VISION Supply Chain 2-3 Day & Same Day Delivery DTC Extend Supply Chain Capabilities to Key Brands Stores Shared Inventory Availability

© 2022 Designer Brands All rights reserved.68 BRINGING 2-3 DAY DELIVERY TO LIFE Supply Chain East Coast Fulfillment Consolidation Order Management System Upgrade West Coast Distribution Center Hub Facilities Parcel Carriers/ Rate Shopping Net Savings Faster Delivery to Customers & Replenishment to DSW Stores

© 2022 Designer Brands All rights reserved.69

© 2022 Designer Brands All rights reserved.70 SHARING INVENTORY AVAILABILITY Brand.com BOPIS Brand.com Returns Shipping Directly to Brand.com Customers Brand.com DSW

© 2022 Designer Brands All rights reserved.71 LEVERAGING OUR STORE FLEET Supply Chain DTC Servicing Brand Shop in Shops Return Centers

© 2022 Designer Brands All rights reserved.72 SPEED & EFFICIENCY Sourcing Supply Chain • Deliver product in a shorter timeframe at less cost • Allow National Brands to leverage our DTC infrastructure for their customers

Christina Jackson, Leader of Diversity, Equity & Inclusion at DBI 73

© 2022 Designer Brands All rights reserved.74 CREATING VALUE OVER THE LONG-TERM Our Goal: Being Difference Makers Improving the well-being of our planet and its people Promoting diversity, equity, & inclusion, supporting our communities Helping to create a sustainable world

© 2022 Designer Brands All rights reserved.75 WHAT WE’VE ACCOMPLISHED SO FAR…

© 2022 Designer Brands All rights reserved.76 …BUT WE AREN’T FINISHED YET Reaching New Heights as We Build for the Future Building strong pipeline of diverse talent in the design and footwear industry1 Conserving resources and supporting the underserved2 Reviewing our practices internally & leading from the top3

© 2022 Designer Brands All rights reserved.77 Goal: Change the Face of the Footwear Industry SUPPORTING THE NEXT GENERATION OF DESIGNERS Helping to move the needle on representation of Black designers (currently only 3%) Partnering with Dr. D’Wayne Edwards • Investing $2M in the first Black-owned footwear factory in the U.S. • Increasing representation of Black designers in footwear industry • Designed by students and sold directly at DSW 1

DBI IS SYNONYMOUS WITH SHOE DONATION

2

Partnership with Soles4Souls

Program Goals:

1. **Donations Received**
Pairs of Shoes, Rewards, Dollars

2. **Customer Growth Metrics**
Overall Donators + New/Unique

3. **Amplification**
Impressions, Press, Reach

Recent Milestones:

- **~6.0M** pairs of shoes donated since May 2018
- **~180M** pounds of carbon dioxide emissions saved
- **~7.5M** pounds of textiles saved from landfills



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© 2022 Designer Brands All rights reserved.

DESIGNER BRANDS

© 2022 Designer Brands All rights reserved.79 8,577 families can receive a full year of food, shelter, and education Resonates Strongly with Customers, Associates, and Our Mission Empowering Microbusinesses Inspiring Global & Local Service Trips 2

© 2022 Designer Brands All rights reserved.80 WE ARE WALKING THE WALK

Jared Poff, Chief Financial Officer 81

© 2022 Designer Brands All rights reserved.82 SUSTAINED GROWTH 3,493 3,197 MSD Growth 2019 2021 2022 Guidance Sales $1.27 $2.00 $1.80 – $1.90 2019 2021 2022 Guidance EPSl GAAP Diluted EPS Numbers shown in millions

© 2022 Designer Brands All rights reserved.83 SUSTAINED GROWTH 3,493 3,197 MSD Growth 2019 2021 2022 Guidance Sales $1.47 $1.70 $1.80 – $1.90 2019 2021 2022 Guidance EPSl Adjusted Diluted EPS Numbers shown in millions

© 2022 Designer Brands All rights reserved.84 STRONG PERFORMANCE IN 2021 FY21 Sales $3.2B FY21 Digital Demand $1B FY21 Gross Profit $1.1B FY21 Gross Margin 33.4% FY21 Operating Income $205M Black Friday 2021 Highest Single Day Demand 3Q21 DBI Quarterly Gross Margin 36.7% 3Q21 DBI Quarterly Op. Income $104M 3Q21 Quarterly Diluted EPS $1.04 3Q21 DBI Quarterly Gross Profit $314M 3Q21 DBI Quarterly Net Income $80M 2Q21 US Retail Comp Sales 94.3% 2Q21 US Retail Gross Profit $257M 2Q21 DBI Gross Profit $285M Reported Results

© 2022 Designer Brands All rights reserved.85 STRONG PERFORMANCE IN 2021 FY21 Sales $3.2B FY21 Digital Demand $1B FY21 Gross Profit $1.1B FY21 Gross Margin 33.4% FY21 Adj. Operating Income $214M Black Friday 2021 Highest Single Day Demand 3Q21 DBI Quarterly Gross Margin 36.7% 3Q21 DBI Quarterly Adj. Op. Income $102M 3Q21 Quarterly Adj. Diluted EPS $0.86 3Q21 DBI Quarterly Gross Profit $314M 3Q21 DBI Quarterly Adj. Net Income $67M 2Q21 US Retail Comp Sales 94.3% 2Q21 US Retail Gross Profit $257M 2Q21 DBI Gross Profit $285M Achievements in Fiscal 2021

© 2022 Designer Brands All rights reserved.86 SOURCES OF REVENUE GROWTH Targeting $4.0B in net sales by 2026 DSW VC.com Wholesale$3.2B $4.0B

© 2022 Designer Brands All rights reserved.87 GROWING DTC 2021 2026E Owned Brands – 19% Owned Brands – 29% DTC Channel – 14% DTC Channel – 21%

© 2022 Designer Brands All rights reserved.88 GROSS PROFIT Targeting $1.4B in gross profit and 35% gross margin by 2026 $1.1B / 33.4% FY'21 DTC Growth Canada Camuto non-DBI Wholesale Shipping/Occupancy FY'2620 20 $1.4B / 35.0% Non-DBI Wh lesale

© 2022 Designer Brands All rights reserved.89 OWNED BRANDS DRIVING MARGIN UPSIDE Numbers shown in billions (Excludes Canada) 2021 2026 Targets Net Sales Owned Brands $0.6 $1.2 98% Growth National Brands $2.3 $2.4 3% Growth Merchandise Margin Owned Brands 65.2% 66.2% 100 bps National Brands 49.4% 48.0% (140) bps

© 2022 Designer Brands All rights reserved.90 OPERATING MARGIN IMPROVEMENT - Shipping & Labor Inflation ~200 BPS Improvement Anticipated by 2026 + Owned Brand Growth Sourcing Cost Reductions Store Optimization 14% Decline in Sq Ft

© 2022 Designer Brands All rights reserved.91 OPPORTUNITY FOR OPERATING MARGIN EXPANSION 6.7% to 9%+ $205 $306 $356 2021 2024E 2026E 6.4% 8.2% 8.8% 2021 2024E 2026E GAAP Operating Income GAAP Operating Margin

© 2022 Designer Brands All rights reserved.92 OPPORTUNITY FOR OPERATING MARGIN EXPANSION 6.7% to 9%+ $214 $306 $356 2021 2024E 2026E 6.7% 8.2% 8.8% 2021 2024E 2026E Adjusted Operating Income Adjusted Operating Margin

© 2022 Designer Brands All rights reserved.93 $1.27 $2.00 2019 2021 2022 Guidance 2024E 2026E GAAP EPS GAAP EPS CAGR of ~7% Over Next Five Years $1.80 - $1.90 FUTURE GROWTH EPS Guidance Raised to $1.80-$1.90 for FY2022 $2.75 - $2.85 $2.45 - $2.55

© 2022 Designer Brands All rights reserved.94 $1.47 $1.70 2019 2021 2022 Guidance 2024E 2026E Adjusted Diluted EPS EPS CAGR of ~11% Over Next Five Years FUTURE GROWTH EPS Guidance Raised to $1.80-$1.90 for FY2022 $2.75 - $2.85 $2.45 - $2.55 $1.80 - $1.90

© 2022 Designer Brands All rights reserved.95 CAPITAL ALLOCATION Capex Investment Dividends Share Repurchases Opportunistic M&A Generating $1B of Cash from Operating Activities Over Next 5 Years

© 2022 Designer Brands All rights reserved.96 GENERATING STRONG RETURNS FOR SHAREHOLDERS Owned Brand Growth 9% Operating Margins + Strong Free Cash Flow Share Buybacks & Dividends + 25% Expected Annual Total Shareholder Return CAGR

Roger Rawlins, Chief Executive Officer 97

© 2022 Designer Brands All rights reserved.98 TRANSFORMED, DIFFERENTIATED, UNIQUE Leading with Owned Brands: Transformed from retailer to brand builder Evolving partnerships with National Brands through value add and must have capabilities Knowing our nearly 30M customers like our best friend: Leveraging data analytics from omni-channel Delivering shareholder value through topline growth, margin expansion, and cash generation

Q & A SESSION

APPENDIX

NON-GAAP RECONCILIATIONS

NON-GAAP RECONCILIATIONS

(unaudited and in thousands, except per share amounts)

	2019 Fiscal Year	2021 First Quarter	2021 Second Quarter	2021 Third Quarter	2021 Fourth Quarter	2021 Fiscal Year
Operating profit	$ 127,299	$ 17,005	$ 61,412	$ 104,308	$ 22,496	$ 205,221
Non-GAAP adjustments:						
Integration and restructuring expenses	17,722	1,742	1,094	-	1,153	3,989
Acquisition-related costs and target acquisition costs (credits)	-	-	5,333	(2,107)	-	3,226
Impairment charges	7,771	-	1,174	-	546	1,720
Total non-GAAP adjustments	25,493	1,742	7,601	(2,107)	1,699	8,935
Adjusted operating profit	$ 152,792	$ 18,747	$ 69,013	$ 102,201	$ 24,195	$ 214,156
Operating profit as a percentage of net sales	3.6%	2.4%	7.5%	12.2%	2.7%	6.4%
Adjusted Operating profit as a percentage of net sales	4.4%	2.7%	8.4%	12.0%	2.9%	6.7%
Net income	$ 94,497	$ 17,026	$ 42,860	$ 80,184	$ 14,411	$ 154,481
Non-GAAP adjustments:						
Integration and restructuring expenses	17,722	1,742	1,094	-	1,153	3,989
Acquisition-related costs and target acquisition costs (credits)	-	-	5,333	(2,107)	-	3,226
Impairment charges	7,771	-	1,174	-	546	1,720
Foreign currency losses (gains)	259	(806)	244	(172)	801	67
Total non-GAAP adjustments before tax	25,752	936	7,845	(2,279)	2,500	9,002
Tax effect of non-GAAP adjustments	(6,664)	(308)	(1,871)	560	(672)	(2,291)
Valuation allowance on deferred tax asset	(3,949)	(8,182)	(5,395)	(11,873)	(4,500)	(29,950)
Total adjustments, after tax	15,139	(7,554)	579	(13,592)	(2,672)	(23,239)
Adjusted net income	$ 109,636	$ 9,472	$ 43,439	$ 66,592	$ 11,739	$ 131,242
Diluted earnings (loss) per share	$ 1.27	$ 0.22	$ 0.55	$ 1.04	$ 0.19	$ 2.00
Adjusted diluted earnings per share	$ 1.47	$ 0.12	$ 0.56	$ 0.86	$ 0.15	$ 1.70

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© 2022 Designer Brands All rights reserved.

DESIGNER BRANDS

© 2022 Designer Brands All rights reserved.102 NET SALES BY PRODUCT AND SERVICE CATEGORIES (in thousands) 2021 2020 2019 Net sales: U.S. Retail segment: Women's footwear $ 1,772,729 $ 1,161,836 $ 1,853,265 Men's footwear 620,631 386,338 539,917 Kids' footwear 234,806 151,121 158,261 Accessories and other 141,540 101,028 193,952 2,769,706 1,800,323 2,745,395 Canada Retail segment: Women's footwear 117,045 92,623 133,762 Men's footwear 60,972 45,665 63,140 Kids' footwear 48,503 37,233 40,995 Accessories and other 8,289 7,138 11,120 234,809 182,659 249,017 Brand Portfolio segment: Wholesale 240,491 197,940 379,698 Commision income 17,657 18,509 26,424 Direct-to-consumer 27,876 21,299 15,453 Other - 10,898 26,710 286,024 248,646 448,285 Other - 62,909 122,090 Total segment net sales 3,290,539 2,294,537 3,564,787 Elimination of intersegment sales (93,956) (59,818) (72,100) Total net sales $ 3,196,583 $ 2,234,719 $ 3,492,687

NET SALES BY BRAND CATEGORIES

2021					
(in thousands)	US Retail	Canada Retail	Brand Portfolio	Other / Eliminations	Consolidated
Owned Brands:					
Direct-to-consumer	$ 421,398	$ -	$ 27,876	$ -	$ 449,275
External customer wholesale and commission income	-	-	164,192	-	164,192
Intersegment wholesale and commission income	-	-	93,956	(93,956)	-
Total owned brands	421,398	-	286,024	(93,956)	613,466
National Brands	2,348,308	-	-	-	2,348,308
Canada Retail (1)	-	234,809	-	-	234,809
Total net sales	$ 2,769,706	$ 234,809	$ 286,024	$ (93,956)	$ 3,196,583

2020					
(in thousands)	US Retail	Canada Retail	Brand Portfolio	Other / Eliminations	Consolidated
Owned Brands:					
Direct-to-consumer	$ 260,618	$ -	$ 21,299	$ -	$ 281,917
External customer wholesale and commission income	-	-	156,631	-	156,631
Intersegment wholesale and commission income	-	-	59,818	(59,818)	-
Total owned brands	260,618	-	237,748	(59,818)	438,549
National Brands	1,539,705	-	-	-	1,539,705
Canada Retail (1)	-	182,659	-	-	182,659
Other (2)	-	-	10,898	62,909	73,807
Total net sales	$ 1,800,323	$ 182,659	$ 248,646	$ 3,091	$ 2,234,719

2019					
(in thousands)	US Retail	Canada Retail	Brand Portfolio	Other / Eliminations	Consolidated
Owned Brands:					
Direct-to-consumer	$ 460,808	$ -	$ 15,453	$ -	$ 476,261
External customer wholesale and commission income	-	-	334,022	-	334,022
Intersegment wholesale and commission income	-	-	72,100	(72,100)	-
Total owned brands	460,808	-	421,575	(72,100)	810,283
National Brands	2,284,587	-	-	-	2,284,587
Canada Retail (1)	-	249,017	-	-	249,017
Other (2)	-	-	26,710	122,090	148,800
Total net sales	$ 2,745,395	$ 249,017	$ 448,285	$ 49,990	$ 3,492,687

(1) We currently do not break out Canada Retail by brand categories
(2) Other represents discontinued revenue channels.

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© 2022 Designer Brands All rights reserved.
DESIGNER BRANDS